TOUCHSTONE FUNDS GROUP TRUST

Touchstone Impact Bond Fund
(the "Fund")

Supplement dated September 1, 2021 to the current Prospectus and Summary Prospectus for the Fund dated January 30, 2021, as may be amended or supplemented from time to time

Reduction in Advisory Fee

The Board of Trustees of the Touchstone Funds Group Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the Fund’s advisory fee.

Effective September 1, 2021, the Fund will pay its investment advisor, Touchstone Advisors, Inc. (the “Advisor”), an advisory fee at an annualized rate of 0.30% on the first $200 million of assets and 0.225% on assets over $200 million. Prior to September 1, 2021, the Fund paid the Advisor an advisory fee at an annualized rate of 0.35% on all assets. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the month.

Operating Expense Reductions

Effective September 1, 2021, the Advisor agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.76%, 1.51%, 0.51% and 0.41% of average daily net assets for Class A, Class C, Class Y and Institutional Class shares, respectively. This contractual expense limitation agreement will be effective through September 29, 2022. Prior to September 1, 2021, the Fund’s contractual expense limitations were 0.85%, 1.60%, 0.60% and 0.50% of average daily net assets for Class A, Class C, Class Y and Institutional Class shares, respectively.

Accordingly, the Annual Fund Operating Expense table and the Expense Example in the Summary Prospectus and in the summary section of the Prospectus are hereby restated to reflect changes to “Management Fees” and
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“Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”:

	Class A	Class C	Class Y	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees(1)	0.26%	0.26%	0.26%	0.26%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.43%	1.20%	0.29%	0.24%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.95%	2.47%	0.56%	0.51%
Fee Waiver and/or Expense Reimbursement(3)	-0.18%	-0.95%	-0.04%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)(4)	0.77%	1.52%	0.52%	0.42%
(1)Management Fees have been restated to reflect contractual changes to the Fund's Investment Advisory Agreement effective September 1, 2021.
(2)Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund's annual report for the fiscal year ended September 30, 2020.
(3)Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.76%, 1.51%, 0.51% and 0.41% of average daily net assets for Class A, Class C, Class Y and Institutional Class shares, respectively. This contractual expense limitation will be effective through September 29, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
(4)Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will differ from the ratio of net expenses to average net assets that is included in the Fund's annual report for the fiscal year ended September 30, 2020 due to contractual changes in the Fund's expense limitation agreement effective September 1, 2021.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$401	$255	$53	$43	$155
3 Years	$601	$679	$175	$154	$679
5 Years	$816	$1,230	$309	$276	$1,230
10 Years	$1,438	$2,734	$698	$632	$2,734

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TCPAX-S1-2109